EX-99.B-77Q1

                                IVY FUNDS, INC.



SUB-ITEM 77Q1(a):   Amendments to Registrant's Charter:

     Amendment to Charter, dated November 16, 2005, filed by EDGAR on November 21, 2005 as Ex-99.B(a)ifiartsupp3 to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (incorporated by reference herein).